Exhibit 10.116

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


     This Third Amendment to Loan and Security Agreement (this "Amendment") is entered into as of this 11th day of February, 1999 (the "Third Amendment Effective Date"), by and between FINOVA CAPITAL CORPORATION, a Delaware corporation ("Lender"), and PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation ("Borrower").

                              W I T N E S S E T H :

     WHEREAS, Borrower and Lender entered into a Loan and Security Agreement dated as of January 21, 1998 as amended by a First Amendment to the same dated as of July 24, 1998 and further amended by a Second Amendment to the same dated as of September 24,1998 (collectively, the "Loan Agreement"), that evidences a loan from Lender to Borrower; and

     WHEREAS, Borrower has asked Lender to modify the Loan Agreement in accordance with the terms of, and subject to the conditions contained in, this Amendment and Lender is willing so to amend the Loan Agreement, upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of these recitals, the covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

     1. Definitions. Unless otherwise defined in this Amendment, all capitalized terms used herein which are defined in the Loan Agreement have the same meaning as set forth in the Loan Agreement.

     2. Schedule.

     2.1 The Section of the Schedule entitled "Total Facility" shall be amended to replace $7,600,000 with $8,300,000.

     2.2 The Section of the Schedule to the Loan Agreement entitled "Loans" is shall be amended by adding the following:

     "Approved LC Loans: An Approved LC line of credit consisting of loans against the Approved Letter of Credit in an aggregate outstanding principal amount not to exceed the lesser of (i) $700,000, or (ii) the undrawn amount of the Approved Letter of Credit (the "Approved LC Loan Facility").

     The Approved LC Line shall be secured, in part, by a letter of credit issued by Chase Manhattan Bank, N.A., which shall (i) be in an amount not less than $700,000, (ii) be substantially in the form attached as Exhibit A; (iii) name the Lender as the sole beneficiary of the same, and (iv) have an expiry date of no earlier than October 3, 2000 ( the "Approved Letter of Credit")."

     2.3 The Section of the Schedule entitled "Interest and Fees" is amended by adding the following:

     "Approved LC Line Interest: The Borrower shall pay Lender on the daily outstanding balance of each Approved LC Line Note at a rate per annum of one percent (1%) in excess of the Prime Rate. The interest rate chargeable under each Approved LC Line Note shall be increased or decreased, as the case may be, without notice or demand of any kind, upon the announcement of any change in the Prime Rate. Each change in the Prime Rate shall be effective on the first day following the announcement of such change, provided, that a cumulative change of less than one fourth of one percent (0.25%) shall not be considered. Interest charges and other charges under each Approved LC Line Note shall be computed from the Disbursement Date on the basis of a year of 360 days and actual days elapsed and will be payable to Lender in arrears on the first day of each month."

     2.4 The Section of the Schedule entitled "Negative Covenants" shall be amended by adding the following to the Section entitled "Indebtedness":

     "Notwithstanding the foregoing, the Borrower shall be permitted during the 1999 fiscal year of the Borrower to incur up to $500,000 in convertible subordinate debt provided such debt: (i) has a coupon rate of not more than 5%;
(ii) is payable monthly beginning in March, 1999 and is fully repaid on or before December 31,1999; (iii) the proceeds of the debt is used solely to provide the Borrower with working capital and funds for store expansion, and
(iv) the holders of such debt execute and deliver to Lender an agreement, in a form acceptable to Lender, whereby the holders acknowledge that such debt and their rights to collect the same are subordinate to the rights of Lender."

     2.5 The Section of the Schedule entitled "Termination Fee" shall be amended to add the following:

     "Approved LC Line: The Termination Fee applicable to the Approved LC Line provided for in Section 9.2(d) shall be an amount equal to one percent (1.0%) of the average daily outstanding balance of the Obligations under the Approved LC Line for the 180-day period (or lesser period if applicable) preceding the date of termination."

     3. Amendment Fee. In consideration of Lender's agreement to enter into this Amendment and to the modification to the Loan Documents described herein, Borrower agrees to pay Lender the amount of TEN THOUSAND DOLLARS ($10,000.00) (the "Amendment Fee"). The Amendment Fee shall be entirely earned by and payable to Lender as of the Third Amendment Effective Date.

     4. Effect as an Amendment. Other than as specifically set forth in this Amendment, the remaining terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. In the event of any conflict between the terms and conditions of this Amendment and any of the other Loan Documents, the provisions of this Amendment shall control. Each reference to in the Loan Agreement to "this Agreement" shall be deemed to refer to the Loan Agreement as amended through and including this Amendment, and each reference in any other Loan Document to the Loan Agreement as amended through and including this Amendment.

     5. No Waiver. This Amendment in no way acts as a waiver by Lender of any breach, default, Event of Default or condition which, with the giving of notice or passing of time or both, would constitute an Event of Default, of Borrower (whether known or unknown to Lender) or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and performance of the Obligations or the enforcement thereof. Nothing contained in this Amendment is intended to or shall be construed as relieving any person or entity, whether a party to this Amendment or not, of any of such person's or entity's obligations to Lender.

     6. Conditions Precedent. This Amendment will not be effective unless and until each of the following conditions precedent have been satisfied, in form, manner and substance satisfactory to Lender prior to the Third Amendment Effective Date:

     (a) Borrower shall have delivered or caused to be delivered to Lender the following documents, all of which shall be properly completed, executed and otherwise satisfactory to Lender:

     (i) This Amendment;

     (ii) Acknowledgment of the Guarantors in the form attached hereto and incorporated herein by this reference;

     (iii) Corporate resolutions of Borrower and Guarantor, approving the transactions contemplated hereby to which it is a party;

     (iv) Such other items as Lender may reasonably require or reasonably deem necessary;

     (v) the original of the Approved Letter of Credit; and

     (vi) The Amendment Fee.

     (b) There shall not then exist an Event of Default or any act or event which with notice, passage of time, or both would constitute an Event of Default.

     (c) All the representations and warranties of each and every Loan Party shall be true and correct, in all material respects, before and after giving effect to the making of this Amendment.

     (d) Borrower shall have paid all closing costs, recording fees and taxes, appraisal fees and expenses, travel expenses, fees and expenses of Lender's counsel, and all other costs and expenses incurred by Lender in connection with the preparation of, closing of and disbursement of the advances pursuant to this Amendment, which costs, fees and expenses may be payable from the first advance made pursuant to this Amendment.

     7. Indebtedness Acknowledged. Borrower acknowledges that the indebtedness evidenced by the Loan Documents is just and owing and agrees to pay such indebtedness in accordance with the terms of the Loan Documents. Borrower further acknowledges and represents that no event has occurred and no condition presently exists that would constitute a default or event of default by Lender under the Loan Agreement or any of the other Loan Documents, with or without notice or lapse of time.

     8. Validity of Documents. Borrower hereby ratifies, reaffirms, acknowledges and agrees that the Loan Agreement and the other Loan Documents represent valid, enforceable and collectable obligations of Borrower, and that Borrower presently has no existing claims, defenses (personal or otherwise) or rights of setoff whatsoever with respect to the Obligations of Borrower under the Loan Agreement or any of the other Loan Documents. Borrower furthermore agrees that it has no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

     9. Reaffirmation of Warranties. Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower as set forth in each of the Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof. Borrower represents and warrants to Lender that with respect to the financing transaction herein contemplated, no Person is entitled to any brokerage fee or other commission and Borrower agrees to indemnify and hold Lender harmless against any and all such claims.

     10. Other Writings. Lender and Borrower will execute such other writings as may be necessary to confirm or carry out the intentions of Lender and Borrower evidenced by this Amendment.

     11. Entire Agreement. The Loan Documents as modified by this Amendment embody the entire agreement and understanding between Borrower and Lender, and supersede all prior agreements and understandings between said parties relating to the subject matter thereof.

     12. Counterparts; Telefacsimile Execution. This Amendment (including the consents attached hereto) may be executed in any number of separate counterparts, all of which when taken together shall constitute one and the same instrument, admissible into evidence, notwithstanding the fact that all parties have not signed the same counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                                                      [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.


FINOVA CAPITAL CORPORATION, a Delaware corporation


By:
Name:
Title:


PLAY CO. TOYS & ENTERTAINMENT CORP., a Delaware corporation



By:
Name:
Title:



90885-1

                                 ACKNOWLEDGMENT


     The undersigned ("Guarantor") hereby executes this Consent for the purpose of (i) evidencing Guarantor's consent to the execution and performance of the foregoing Third Amendment to Loan and Security Agreement (the "Third Amendment") by Lender and Borrower, (ii) reaffirming the terms of the Continuing Guaranty Agreement executed by Guarantor in favor of Lender, (iii) evidencing Guarantor's agreement that the Liabilities as set forth and defined in the Continuing
Guaranty Agreement shall, for all purposes, include the Loan Documents, as amended by the Third Amendment, and shall further include all additional amounts which may be funded or advanced to Borrower pursuant to the Loan Agreement described above as amended by the Third Amendment, and (iv) ratifying and affirming all terms and provisions of the Continuing Guaranty Agreement. Except to the extent otherwise indicated, terms used herein with initial capital letters shall have the meanings set forth in the Loan Agreement, as amended by the Third Amendment.

     Guarantor   agrees   that  it  has  no   defense,   counterclaim,   offset,
cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this Consent as of this ____ day of _____________, 1999.

UNITED TEXTILES & TOYS CORPORATION,
a Delaware corporation


By:
Name:
Title:




90885-1